UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2003



                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


            Delaware                 000-21336                  94-3177293
(State or other jurisdiction of     (Commission              (I.R.S. Employer
Incorporation or organization)      File Number)          Identification Number)


                                200 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

On February 21, 2003, we issued an aggregate of 294,117 shares of common stock and warrants to purchase 73,527 shares of common stock in a private placement to three institutional investors. The gross proceeds of the offering were $500,000. The common stock was issued pursuant to the terms and conditions of a Securities Purchase Agreement attached as Exhibit 10.1. The warrants, in the form attached as Exhibit 10.3, have an exercise price of $2.525 per share and are exercisable for four years, but may not be exercised for a period of 180 days after the issue date. Pursuant to a Registration Rights Agreement attached as Exhibit 10.2, we have agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of common stock and the common stock issuable upon exercise of the Warrants. We also issued warrants to purchase 20,618 shares of common stock to Atlas Capital Services, LLC and certain persons affiliated with Atlas Capital Services, LLC as partial consideration of their services in connection with the transaction. We granted Atlas Capital Services, LLC piggyback registration rights with respect to the shares of common stock issuable upon exercise of the warrants.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statment

         Not applicable.

     (b) Pro Forma Financial Information

         Not applicable.

     (c) EXHIBITS

 ------------------------ ------------------------------------------------------
 10.1                     Securities Purchase Agreement
 ------------------------ ------------------------------------------------------
 10.2                     Registration Rights Agreement
 ------------------------ ------------------------------------------------------
 10.3                     Form of Warrant
 ------------------------ ------------------------------------------------------

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 7, 2003                               THE 3DO COMPANY



                                                         /s/ David Wittenkamp
                                                  By: --------------------------
                                                        David Wittenkamp
                                                        Chief Finance Officer


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


                                  EXHIBIT INDEX

 ------------------------ ------------------------------------------------------
 10.1                     Securities Purchase Agreement
 ------------------------ ------------------------------------------------------
 10.2                     Registration Rights Agreement
 ------------------------ ------------------------------------------------------
 10.3                     Form of Warrant
 ------------------------ ------------------------------------------------------



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